MAINSTAY FUNDS TRUST

MainStay Cushing MLP Premier Fund
(the “Fund”)

Supplement dated December 16, 2021 (“Supplement”) to the
Summary Prospectus and Prospectuses, each dated March 30, 2021
and
Statement of Additional Information, dated February 28, 2021, as amended and supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectuses and Statement of Additional Information.

Effective on or about December 31, 2021, Jerry V. Swank will no longer serve as a portfolio manager for the Fund. All references to Mr. Swank will be deleted in their entirety at that time. Except for this change, the portfolio management team for the Fund will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.